                                                                  EXHIBIT 10.119

================================================================================

                             BROKER-DEALER AGREEMENT

                                     between

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Auction Agent

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                                as Broker-Dealer

                                  Relating to:

                                  $175,000,000
                                    EMT Corp.
                         Student Loan Asset-Backed Notes
                             1999 Senior Series A-7
                             1999 Senior Series A-8
                             1999 Senior Series A-9

                          Dated as of October 15, 2002

================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page
                                                          ARTICLE I

                                            DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01.     Terms Defined by Reference to the Trust Agreement.........................................     1
Section 1.02.     Terms Defined Herein......................................................................     2
Section 1.03.     Rules of Construction.....................................................................     2

                                                          ARTICLE II

                                                         THE AUCTION

Section 2.01.     Purpose: Incorporation by Reference of Auction Procedures and Settlement Procedures.......     3
Section 2.02.     Preparation for Each Auction..............................................................     3
Section 2.03.     Auction Schedule: Method of Submission of Orders..........................................     4
Section 2.04.     Notices...................................................................................     5
Section 2.05.     Service Charge To Be Paid to BD...........................................................     6
Section 2.06.     Settlement................................................................................     7

                                                         ARTICLE III

                                                      THE AUCTION AGENT

Section 3.01.     Duties and Responsibilities...............................................................     7
Section 3.02.     Rights of the Auction Agent...............................................................     8
Section 3.03.     The Auction Agent's Disclaimer............................................................     8

                                                          ARTICLE IV

                                                        MISCELLANEOUS

Section 4.01.     Termination...............................................................................     8
Section 4.02.     Participant in Securities Depository......................................................     8
Section 4.03.     Communications............................................................................     8
Section 4.04.     Entire Agreement..........................................................................     9
Section 4.05.     Benefits..................................................................................     9
Section 4.06.     Amendment; Waiver.........................................................................    10
Section 4.07.     Successors and Assigns....................................................................    10
Section 4.08.     Severability..............................................................................    10
Section 4.09.     Execution in Counterparts.................................................................    10

                                                          ARTICLE V

GOVERNING LAW...............................................................................................    10

EXHIBIT A SETTLEMENT PROCEDURES
EXHIBIT B ORDER FORM
EXHIBIT C TRANSFER FORM
EXHIBIT D NOTICE OF A FAILURE TO DELIVER

                             BROKER-DEALER AGREEMENT

         BROKER-DEALER AGREEMENT (the "Agreement") dated as of October 15, 2002 between DEUTSCHE BANK TRUST COMPANY AMERICAS (successor to IBJ Whitehall Bank & Trust Company) (together with its successors and assigns, the "Auction Agent"), appointed as such pursuant to the provisions of a Trust Agreement dated as of May 15, 1998 (the "Trust Agreement") as amended and supplemented to September 1, 1999, by the Third Terms Supplement dated as of September 1, 1999 (the "Third Terms Supplement" and the Trust Agreement, as so amended and supplemented, referred to herein as the "Trust Agreement") between Zions First National Bank (successor to Bank One Trust Company, N.A.) (the "Trustee"), as trustee and EMT Corp. (the "Issuer") pursuant to authority granted to it in the Auction Agency Agreement dated as of September 1, 1999 between the Trustee and the Auction Agent hereinafter defined, and BANC OF AMERICA SECURITIES LLC (together with its successors and assigns hereinafter referred to as "BD").

         WHEREAS, the Issuer has issued $175,000,000 aggregate principal amount of Student Loan Asset-Backed Notes consisting of $60,000,000 aggregate principal amount of 1999 Senior Series A-7, $60,000,000 aggregate principal amount of 1999 Senior Series A-8 and $55,000,000 aggregate principal amount of 1999 Senior Series A-9 (hereinafter referred to as the "Auction Rate Certificates" or the "ARCs"). The ARCs have been issued pursuant to the Trust Agreement; and

         WHEREAS, the Trust Agreement provides that the Series Interest Rate on each Series of the ARCs for each Auction Period after the Series Initial Period shall be, except as otherwise provided in the Trust Agreement, equal to the lesser of (a) the Net Loan Rate in effect for such Series Interest Period, and
(b) the Auction Rate that the Auction Agent advises has resulted on the Auction Date from the implementation of the Auction Procedures. Pursuant to Section 2.9(a) or (b) of the Auction Agency Agreement, the Auction Agent has entered into this Agreement; and

         WHEREAS, the Auction Procedures require the participation of one or more Broker-Dealers;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent and BD agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01. TERMS DEFINED BY REFERENCE TO THE TRUST AGREEMENT. Capitalized terms not defined herein shall have the respective meanings specified in or pursuant to the Trust Agreement and the Auction Agency Agreement.

         SECTION 1.02. TERMS DEFINED HEREIN. As used herein and in the Settlement Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

         "Auction" has the meaning specified in Section 2.01 hereof.

         "Auction Agency Agreement" means the Auction Agency Agreement dated as of September 1, 1999 between the Trustee and the Auction Agent relating to the ARCs.

         "Auction Procedures" means the Auction Procedures that are set forth in
Article II of the Third Terms Supplement.

         "Authorized Officer" means, with respect to the Auction Agent, each Managing Director, Vice President, Assistant Vice President, Trust Officer, Assistant Secretary and Assistant Treasurer of the Auction Agent and every other officer of the Auction Agent assigned to its Corporate Trust Group and every other officer or employee of the Auction Agent designated as an "Authorized Officer" for purposes of this Agreement in a communication to BD.

         "BD Officer" means each officer or employee of BD designated as a "BD Officer" for purposes of this Agreement in a communication to the Auction Agent.

         "Broker-Dealer Agreement" means this Agreement and any substantially similar agreement between the Auction Agent and a Broker-Dealer.

         "Settlement Procedures" means the Settlement Procedures attached hereto as Exhibit A.

         SECTION 1.03. RULES OF CONSTRUCTION. Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Agreement:

                  (a) Words importing the singular number shall include the plural number and vice versa.

                  (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

                  (c) The words "hereof," "herein," "hereto" and other words of similar import refer to this Agreement as a whole.

                  (d) In case of any conflict between the provisions of this Agreement and the provisions of the Third Terms Supplement, the Third Terms Supplement shall control.

                  (e) All references herein to a particular time of day shall be to New York City time.

                                   ARTICLE II

                                   THE AUCTION

         SECTION 2.01. PURPOSE: INCORPORATION BY REFERENCE OF AUCTION PROCEDURES AND SETTLEMENT PROCEDURES.

                  (a) On each Auction Date, the provisions of the Auction Procedures will be followed by the Auction Agent for the purpose of determining the Series Interest Rate for the next Auction Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

                  (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions were fully set forth herein.

                  (c) BD agrees to act as, and assumes the obligations of and limitations and restrictions placed upon, a Broker-Dealer under this Agreement. BD understands that other persons meeting the requirements specified in the definition of "Broker-Dealer" contained in Section 2.5.6 of the Third Terms Supplement may execute Broker-Dealer Agreements and participate as Broker-Dealers in Auctions.

                  (d) BD and other Broker-Dealers may participate in Auctions for their own accounts. However, the Issuer may, by notice to BD and all other Broker-Dealers given no later than 3:00 p.m. on the Business Day next preceding an Auction, prohibit all (but not less than all) Broker-Dealers from submitting Bids for their own account in such Auction and, if so specified in such notice, all future Auctions until such notice is withdrawn, but the Broker-Dealers may continue to submit Hold and Sell orders for their own accounts and Bids on behalf of customers. The Auction Agent shall have no duty or liability with respect to enforcement of this subsection.

         SECTION 2.02. PREPARATION FOR EACH AUCTION.

                  (a) Not later than 9:30 a.m. on each Auction Date for a Series of the ARCs, the Auction Agent shall advise BD by telephone of the Applicable LIBOR Rate and the United States Treasury Security Rate and not later than 9:30 a.m. on each Auction Date for the ARCs, the Auction Agent shall advise BD of the Net Loan Rate, the All Hold Rate and the Maximum Auction Rate.

                  (b) In the event that the Auction Date for any Auction shall be changed after the Auction Agent has given the notice referred to in paragraph (a)(vi) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to BD not later than the earlier of 9:15 a.m. on the new Auction Date and 9:15 a.m. on the old Auction Date. Thereafter, BD shall promptly notify customers of BD that BD believes are Existing Note Holders of such change in the Auction Date.

                  (c) The Auction Agent from time to time may request that BD provide it with a list of the respective customers BD believes are Existing Note Holders of a Series of the ARCs and the aggregate principal amounts of ARCs of such Series specifically owned by each such customer. BD shall comply with any such request, and the Auction Agent shall keep confidential any such information, including information received as to the identity of Bidders in any Auction, and shall not disclose any such information so provided to any person other than the Trustee, the Issuer and BD; provided that the Auction Agent reserves the right to disclose any such information if it is advised by its counsel that such failure would be unlawful.

         SECTION 2.03. AUCTION SCHEDULE: METHOD OF SUBMISSION OF ORDERS.

                  (a) The Auction Agent shall conduct Auctions for each Series of the ARCs in accordance with the schedule set forth below. Such schedule may be changed at any time by the Auction Agent with consent of the Trustee, at the direction of the Issuer, which consent shall not be unreasonably withheld or delayed. The Auction Agent shall give written notice of any such change to BD. Such notice shall be received prior to the close of business on the Business Day next preceding the first Auction Date on which any such change shall be effective.

           TIME                                        EVENT
By 9:00 a.m.                        Market Agent provides Auction Agent with the
                                    Applicable LIBOR Rate and the United States
                                    Treasury Security Rate.

By 9:30 a.m.                        Auction Agent notifies the Trustee and the
                                    Broker-Dealers of the Net Loan Rate, the All
                                    Hold Rate and the Maximum Auction Rate and
                                    the Applicable LIBOR Rate and the United
                                    States Treasury Security Rate used in
                                    determining such rates, as set forth in
                                    Section 2.02(a) hereof.

9:30 a.m.-1:00 p.m.                 Auction Agent assembles information
                                    communicated to it by Broker-Dealers as
                                    provided in Article II of the Third Terms
                                    Supplement. Submission Deadline is 1:00 p.m.

Not earlier than 1:00 p.m.          Auction Agent makes determinations pursuant
                                    to Article II of the Third Terms Supplement.
                                    Submitted Bids and Submitted Sell Orders are
                                    accepted and rejected in whole or in part
                                    and principal amounts of ARCs are allocated
                                    as provided in Article II of the Third Terms
                                    Supplement.

Not later than 3:00 p.m.            Auction Agent advises the Trustee of the
                                    Series Interest Rate for the next Auction
                                    Period and of results of the Auction as
                                    provided in Article II of the Third Terms
                                    Supplement. Auction Agent gives notice of
                                    Auction results as set forth in Section
                                    2.04(a) hereof.

                  (b) BD agrees to maintain a list of Potential Note Holders and to contact the Potential Note Holders on such list on or prior to each Auction Date for the purpose of participating in the Auction on such Auction Date.

                  (c) BD shall submit Orders to the Auction Agent in writing in substantially the form attached hereto as Exhibit B. BD shall submit a separate Order to the Auction Agent for each Potential Note Holder or Existing Note Holder on whose behalf BD is submitting an Order and shall not net or aggregate the Orders of Potential Note Holders or Existing Note Holders on whose behalf BD is submitting Orders.

                  (d) BD shall deliver to the Auction Agent (i) a written notice, substantially in the form attached hereto as Exhibit C, of transfers of ARCs, made through BD by an Existing Note Holder to another person other than pursuant to an Auction; and (ii) a written notice, in substantially the form attached hereto as Exhibit D, of the failure of any ARCs to be transferred to or by any person that purchased or sold ARCs through BD pursuant to an Auction. The Auction Agent is not required to give effect to any notice with respect to an Auction unless it is received by the Auction Agent by 3:00 p.m. on the Business Day next preceding the applicable Auction Date.

                  (e) BD agrees to handle its customers' Orders in accordance with its duties under applicable securities laws and rules.

                  (f)      [Reserved.]

                  (g) Prior to or concurrently with the execution and delivery of the Auction Agent Agreement, BD shall provide the Auction Agent with a list of the Existing Note Holders of the ARCs who have agreed to purchase such ARCs through BD, if any. In order to verify the accuracy and authenticity of the lists of Existing Note Holders so provided, the Auction Agent may confirm those lists of the Existing Note Holders to the respective Broker-Dealers who provided the original lists within 10 Business Days of the Auction Agent's receipt thereof.

                  (h) BD and other Broker-Dealers may submit Orders in Auctions for their own accounts; provided, however, that any Broker-Dealer that is an affiliate of the Issuer must submit at the next Auction therefor a Sell Order covering all ARCs held for its own account. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing the requirements of this Section 2.03(h).

         SECTION 2.04. NOTICES.

                  (a) On each Auction Date, the Auction Agent shall notify BD by telephone of the results of the Auction as set forth in paragraph
         (a) of the Settlement Procedures. By approximately 10:30 a.m. on the Business Day next succeeding such Auction Date, the Auction Agent shall notify BD in writing, if previously so requested, of the disposition of all Orders submitted by BD in the Auction held on such Auction Date.

                  (b) BD shall notify each Existing Note Holder or Potential Note Holder on whose behalf BD has submitted an Order as set forth in paragraph (b) of the Settlement

         Procedures and take such other action as is required of BD pursuant to the Settlement Procedures.

                  (c) The Auction Agent shall deliver to BD after receipt all notices and certificates which the Auction Agent is required to deliver to BD pursuant to Section 2 of the Auction Agency Agreement at the times and in the manner set forth in the Auction Agency Agreement.

         SECTION 2.05. SERVICE CHARGE TO BE PAID TO BD.

                  (a) On the first Business Day in the month of December 2002 and, thereafter, on the first Business Day of each month during the term of this Agreement, the Auction Agent shall pay to BD from moneys received from the Trustee pursuant to Section 3.5(b) of the Auction Agency Agreement, an amount for each Series of ARCs equal to the product of (i) a fraction, the numerator of which is the number of days in the preceding month and the denominator of which is 365/366 days, as applicable; times (ii) the Broker-Dealer Fee Rate; times (iii) the sum, on the Auction Date for such Series of ARCs during such preceding month of (A) the aggregate principal amount of the ARCs placed by BD in such Auction that were (1) the subject of Submitted Bids of Existing Note Holders submitted by BD and continued to be held as a result of such submission; and (2) the subject of Submitted Bids of Potential Note Holders submitted by BD and purchased as a result of such submission; (B) the aggregate principal amount of the ARCS subject to valid Hold Orders (determined in accordance with the Third Terms Supplement) submitted to the Auction Agent by BD; and (C) the principal amount of the ARCs deemed to be subject to Hold Orders by Existing Note Holders pursuant to the Third Terms Supplement that were acquired by such Existing Note Holders through BD; provided, however, with respect to Notes with an Auction Period of more than 35 days, the Broker-Dealers shall be entitled to payment on the first Business Day of the month immediately succeeding each Auction Date for such Series and the numerator referred to in Section 2.05(a)(i) shall be the number of days in such Auction Period or the Series Initial Period, as applicable. For purposes of clause (iii)(C) of the foregoing sentence, if any Existing Note Holder who acquired ARCs through BD transfers those ARCs to another person other than pursuant to an Auction, then the Broker-Dealer for the ARCs so transferred shall continue to be BD; provided, however, that if the transfer was effected by, or if the transferee is, a Broker-Dealer other than BD, then such Broker-Dealer shall be the Broker-Dealer for such ARCs. If for any reason an Auction is not held on an Auction Date, there shall be no Broker-Dealer Fee applicable with respect to such Auction Date. The Broker-Dealer Fee shall be payable solely out of amounts received by the Auction Agent pursuant to the Third Terms Supplement.

                  (b) The Broker-Dealer Fee Rate shall be the prevailing rate received by broker-dealers for rendering comparable services to others. The Auction Agent shall advise the Trustee and the Issuer, at their request, at least annually of such then current prevailing rate. If the then current Broker-Dealer Fee Rate is not equal to the prevailing rate, the Trustee, at the direction of the Issuer, shall change the Broker-Dealer Fee Rate pursuant to the terms of the Auction Agency Agreement and shall notify the Auction Agent and BD thereof. Any change in the Broker-Dealer Fee Rate shall be effective on the Auction Date next succeeding such change. The initial Broker-Dealer Fee Rate shall be 0.25% per annum.

         SECTION 2.06. SETTLEMENT.

                  (a) If any Existing Note Holder on whose behalf BD has submitted a Bid or Sell Order for ARCs that was accepted in whole or in part fails to instruct its Participant to deliver the ARCs subject to such Bid or Sell Order against payment therefor, BD shall instruct such Participant to deliver such ARCs against payment therefor and BD may deliver to the Potential Note Holder on whose behalf BD submitted a Bid that was accepted in whole or in part a principal amount of the ARCs that is less than the principal amount of the ARCs specified in such Bid to be purchased by such Potential Note Holder. Notwithstanding the foregoing terms of this Section 2.06(a), any delivery or nondelivery of ARCs which represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the terms of Section 2.03(d) hereof. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing requirements of this Section 2.06(a).

                  (b) None of the Auction Agent, the Trustee or the Issuer shall have any responsibility or liability with respect to the failure of an Existing Note Holder, a Potential Note Holder or a Participant or any of them to deliver ARCs or to pay for ARCs sold or purchased pursuant to the Auction Procedures or otherwise. The Auction Agent shall have no responsibility for any adjustment to fees paid pursuant to Section 2.05 hereof as a result of any failure described in this
         Section 2.06(b).

                                   ARTICLE III

                                THE AUCTION AGENT

         SECTION 3.01. DUTIES AND RESPONSIBILITIES.

                  (a) The Auction Agent is acting solely as agent for the Trustee hereunder and has no duties to any other person and owes no fiduciary duties to any person by reason of this Agreement.

                  (b) The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Auction Agent.

                  (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

         SECTION 3.02. RIGHTS OF THE AUCTION AGENT.

                  (a) The Auction Agent may conclusively rely and shall be protected in acting or refraining from acting upon any communication authorized by this Agreement and upon any written instruction, notice, request, direction, consent, report, certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized by this Agreement which the Auction Agent believes in good faith to have been given by the Trustee or by a Broker-Dealer or by their designated agents or representatives. The Auction Agent may record telephone communications with the Broker-Dealers.

                  (b) The Auction Agent may consult with counsel of its own choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

                  (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         SECTION 3.03. THE AUCTION AGENT'S DISCLAIMER. The Auction Agent makes no representation as to the correctness of the recitals in, or the validity or adequacy of, this Broker-Dealer Agreement, the Auction Agency Agreement or the Bonds.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.01. TERMINATION. Any party may terminate this Agreement at any time upon five days' prior notice to the other party. This Agreement shall automatically terminate upon the delivery of certificates representing the ARCs pursuant to Article II of the Trust Agreement or upon termination of the Auction Agency Agreement.

         SECTION 4.02. PARTICIPANT IN SECURITIES DEPOSITORY. Either (a) BD is, and shall remain for the term of this Agreement, a member of, or Participant in, the Securities Depository; or (b) BD may designate a Participant to act on BD's behalf for purposes of this Agreement. If BD wishes to designate a different Participant to act on its behalf, BD shall give the Auction Agent at least two Business Days' prior notice thereof.

         SECTION 4.03. COMMUNICATIONS. Except for (a) communications authorized to be made by telephone pursuant to this Agreement or the Auction Procedures; and (b) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below:

         If to BD:                         Banc of America Securities LLC
                                           NC1-005-12-03
                                           121 West Trade Street, 12th Floor
                                           Charlotte, North Carolina 28255
                                           Telephone: (704) 386-4520
                                           Facsimile: (704) 386-1193
                                           Attention: Short Term Underwriting
                                           and Trading

         If to the Auction Agent:          Deutsche Bank Trust Company Americas
                                           100 Plaza One, 6th Floor
                                           Jersey City, New Jersey 07311
                                           Telephone: (201) 593-6878
                                           Facsimile: (201) 593-6447
                                           Attention: Auction Rate Securities


         If to the Issuer:                 EMT Corp.
                                           c/o Nelnet, Inc.
                                           121 S. 13th Street, Suite 301
                                           Lincoln, NE 68508
                                           Telephone: (402) 458-2303
                                           Facsimile: (402) 458-2399
                                           Attention: Treasurer

                                           With copies to:
                                           EMT Corp.
                                           8425 Woodfield Crossing Blvd.
                                           Suite 510
                                           Indianapolis, Indiana 46240
                                           Telephone: (317) 469-2088
                                           Facsimile: (317) 469-2254

or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of BD by a BD Officer and on behalf of the Auction Agent by an Authorized Officer. BD may record telephone communications with the Auction Agent.

         SECTION 4.04. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

         SECTION 4.05. BENEFITS. Nothing in this Agreement, express or implied, shall give to any person, other than the Trustee, the Auction Agent and BD and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim under this Agreement.

         SECTION 4.06. AMENDMENT; WAIVER.

                  (a) This Agreement shall not be deemed or construed to be modified, amended, rescinded, cancelled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of each party hereto. The provisions herein regarding auction procedures may be amended from time to time to conform to industry or market practices solely upon the written consent of the parties hereto and upon written notice of such amendment to the affected Holders of such ARCs and no prior written consent of any such Holder shall be required in connection with such amendment.

                  (b) Failure of either party to this Agreement to exercise any right or remedy hereunder in the event of a breach of this Agreement by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

         SECTION 4.07. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of each of BD and the Auction Agent. This Agreement may not be assigned by either party hereto absent the prior written consent of the other party; provided, however, that this Agreement may be assigned by the Auction Agent to a successor Auction Agent selected by the Trustee at the direction of the Issuer without the consent of BD.

         SECTION 4.08. SEVERABILITY. If any clause, provision or section of this Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

         SECTION 4.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                    ARTICLE V

                                  GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Auction Agent

                                          By /s/ Linda Reale
                                             ___________________________________
                                          Name Linda Reale
                                               _________________________________
                                          Title  VP
                                               _________________________________


                                          BANC OF AMERICA SECURITIES LLC

                                          By /s/ Christopher G. Cronk
                                             ___________________________________
                                             Christopher G. Cronk, Principal

                                    EXHIBIT A

                              SETTLEMENT PROCEDURES

         Capitalized terms used herein shall have the respective meanings specified in the Third Terms Supplement to the Trust Agreement.

                  (a) On each Auction Date, the Auction Agent is required to notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Existing Note Holder or Potential Note Holder of:

                           (i) the Series Interest Rate fixed for the next succeeding Auction Period;

                           (ii) whether Sufficient Clearing Bids existed for the determination of the Auction Rate;

                           (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Note Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of ARCs, if any, to be sold by such Existing Note Holder;

                           (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Note Holder, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of ARCs, if any, to be purchased by such Potential Note Holder;

                           (v) if the aggregate principal amount of ARCs to be sold by all Existing Note Holders on whose behalf such Broker-Dealer submitted Bids or Sell Orders is different from the aggregate principal amount of ARCs to be purchased by all Potential Note Holders on whose behalf such Broker-Dealer submitted a bid, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the principal amount of ARCs to be
                  (A) purchased from one or more Existing Note Holders on whose behalf such other Broker-Dealers submitted Bids or Sell Orders, or (B) sold to one or more Potential Note Holders on whose behalf such other Broker-Dealers submitted Bids; and

                           (vi) the scheduled Auction Date of the next succeeding Auction.

                  (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Note Holder or Potential Note Holder is required to:

                           (i) advise each Existing Note Holder and Potential Note Holder on whose behalf such Broker-Dealer submitted a Bid or Sell Order whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                           (ii) instruct each Existing Note Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Bidder's Agent Member, to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary, including accrued interest, if any, to purchase the principal amount of ARCs to be purchased pursuant to such Bid against receipt of such principal amount of ARCs;

                           (iii) instruct each Existing Note Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the principal amount of ARCs to be sold pursuant to such Bid or Sell Order against payment therefor;

                           (iv) advise each Existing Note Holder on whose behalf such Broker-Dealer submitted an Order and each Potential Note Holder on whose behalf such Broker-Dealer submitted a Bid of the Series Interest Rate for the next succeeding Auction Period;

                           (v) advise each Existing Note Holder on whose behalf such Broker-Dealer submitted an Order of the scheduled Auction Date of the next succeeding Auction; and

                           (vi) advise each Potential Note Holder on whose behalf such Broker-Dealer Submitted a Bid that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction.

                  (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order is required to allocate any funds received by it pursuant to paragraph (b)(ii) above, and any ARCs received by it pursuant to paragraph (b)(iii) above, among the Potential Note Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Note Holders, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a)(v) above.

                  (d) On the Business Day immediately succeeding the Auction Date, the Securities Depository will execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sales of ARCs as determined in the Auction.

                                    EXHIBIT B

                                   ORDER FORM

                   (Submit only one Order on this Order Form)

                                  $175,000,000
                                    EMT Corp.

                         Student Loan Asset-Backed Notes
                             1999 Senior Series A-7
                             1999 Senior Series A-8
                             1999 Senior Series A-9

                            Auction Rate Certificates
                                    ("ARCs")

                  $__________ 1999 __________ Series __________

                                    EXHIBIT C

                                  TRANSFER FORM

     (To be used only for transfers made other than pursuant to an Auction)

                                  $175,000,000
                                    EMT Corp.
                         Student Loan Asset-Backed Notes
                             1999 Senior Series A-7
                             1999 Senior Series A-8
                             1999 Senior Series A-9

                            Auction Rate Certificates
                                    ("ARCs")

         We are (check one):

                  _____ the Existing Note Holder named below;

                  _____ the Broker-Dealer for such Existing Note Holder; or

                  _____ the Participant for such Existing Note Holder.

         We hereby notify you that such Existing Note Holder has transferred $__________* ARCs to ____________________.

                                                [NAME OF EXISTING NOTE HOLDER]

                                                By______________________________
                                                Name____________________________
                                                Title___________________________

                                                [NAME OF BROKER-DEALER]

                                                By______________________________
                                                Name____________________________
                                                Title___________________________

--------------------

*ARCs may only be transferred in units of $50,000.

                                                [NAME OF PARTICIPANT]

                                                By______________________________
                                                Name____________________________
                                                Title___________________________

                                    EXHIBIT D

                         NOTICE OF A FAILURE TO DELIVER

    (To be used only for failure to deliver ARCs sold pursuant to an Auction)

                                  $175,000,000
                                    EMT Corp.
                         Student Loan Asset-Backed Notes
                             1999 Senior Series A-7
                             1999 Senior Series A-8
                             1999 Senior Series A-9

                            Auction Rate Certificates
                                    ("ARCs")

         Complete either I. or II.

         I. We are a Broker-Dealer for ____________________ (the "Purchaser"), which purchased $__________* of the ARCs in the Auction held on __________ from the seller of such ARCs.

         II. We are a Broker-Dealer for ____________________ (the "Seller"), which sold $__________ of the ARCs in the Auction held on __________, to the purchaser of such ARCs.

         We hereby notify you that (check one):

         _____ the seller failed to deliver such ARCs to the Purchaser; or

         _____ the purchaser failed to make payment to the Seller upon delivery of such ARCs.

                                                [NAME OF BROKER-DEALER]

                                                By______________________________
                                                Name____________________________
                                                Title___________________________

--------------------
* ARCs may only be transferred in units of $50,000.